EXHIBIT 10.30

                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717


                                             As of January 1, 2003


Mr. Arthur August
Chairman and President
CPI Aerostructures, Inc.
200A Executive Drive
Edgewood, New York  11717

Dear Mr. August:

     This letter will serve to amend the Employment Agreement ("Employment Agreement") dated August 14, 2001 between you and CPI Aerostructures, Inc. (except as herein amended, all other provisions of the Employment Agreement shall remain in full force and effect).

     1. The first sentence of Section 1.1 of the Employment Agreement shall be amended to read as follows:

     "The Company shall employ Executive from August 14, 2001 until December 31, 2001 as its Chairman of the Board ("Chairman"), President and Chief Executive Officer ("CEO"), from January 1, 2002 until December 31, 2002 as its Chairman and CEO, and from January 1, 2003 until December 31, 2004 as its Chairman, under the terms hereof."

     If satisfactory, please sign a counterpart of this letter in the place below to confirm you agreement and return it to me.

                                              Sincerely,


                                              /s/ Edward J. Fred
                                              ------------------------------
                                              Edward J. Fred
                                              Chief Financial Officer
AGREED:

/s/ Arthur August
-------------------------
Arthur August